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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (date of earliest event reported):
                                 May 15, 1998



                       BORON, LePORE & ASSOCIATES, INC.
            (Exact name of Registrant as specified in its charter)


           Delaware                 000-23093                 22-2365997
 (State or other jurisdiction      (Commission            (I.R.S. Employer
       of incorporation)           File Number)          Identification No.)



                  17-17 Route 208 North, Fair Lawn, NJ  07410
             (Address of principal executive offices and zip code)


                                 (201) 791-7272
              (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets
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     (a) On May 15, 1998, Boron, LePore & Associates, Inc., a Delaware
corporation (the "Registrant"), purchased substantially all of the assets and assumed certain liabilities of Medical Education Systems, Inc., a Pennsylvania corporation ("MES"), used by MES in its continuing medical education and clinical sales training business. The purchase was consummated by MES Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("MES Acquisition"). The Registrant currently intends to use the assets to carry on substantially the same business as was conducted by MES. The acquisition was made pursuant to the terms and conditions of an Asset Purchase Agreement dated as of May 4, 1998 (the "Purchase Agreement") by and among the Registrant, MES, MES Acquisition and certain stockholders of MES. A copy of the Purchase Agreement was filed as an exhibit to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-51101) filed with the Securities and Exchange Commission on May 5, 1998.

     Pursuant to the Purchase Agreement and in consideration of the purchased assets, the Registrant issued 160,103 shares of its common stock, par value $.01 per share (the "Registrant's Common Stock"), paid $10.0 million in cash and assumed certain liabilities of MES. In addition, the Registrant may be required to pay up to $10.0 million in contingent cash payments based on certain operating income goals of the acquired business during the twelve-month period subsequent to the acquisition date. This consideration was determined in arms-length negotiations among the parties to the Purchase Agreement.

     The funds used to pay the cash portion of the consideration were from the Registrant's cash on hand.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Financial Statements of Businesses Acquired

     Required financial statements of the businesses acquired will be filed by the Registrant by amendment of this Current Report on Form 8-K no later than July 29, 1998.

     (b)  Pro Forma Financial Information

     Required pro forma financial information will be filed by the Registrant by amendment of this Current Report on Form 8-K no later than July 29, 1998.

     (c)  Exhibits

Exhibit No.     Description
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2.1             Asset Purchase Agreement, dated as of May 4, 1998, by and among
                Boron, LePore & Associates, Inc., Medical Education Systems,
                Inc., MES Acquisition Corp. and certain stockholders
                (incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 filed with the
                Securities and Exchange Commission on May 5, 1998
                (Reg. No. 333-51101)).

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 28, 1998                BORON, LePORE & ASSOCIATES INC.


                                    By:   /s/ Gregory F. Boron
                                    -------------------------------------
                                    Gregory F. Boron
                                    Chief Operating Officer


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                                 EXHIBIT INDEX

Exhibit No.    Description
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   2.1         Asset Purchase Agreement, dated as of May 4, 1998, by and among
               Boron, LePore & Associates, Inc., Medical Education Systems,
               Inc., MES Acquisition Corp. and certain stockholders
               (incorporated by reference to Amendment No. 1 to the Boron, LePore & Associates, Inc. Registration Statement on Form S-1
               filed with the Securities and Exchange Commission on May 5, 1998
               (Reg. No. 333-51101)).